UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2012

HARVEST NATURAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10762	77-0196707
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Enclave Parkway, Suite 300, Houston, Texas	77077
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 899-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

Except for historical information contained in this current report and the exhibits hereto, the matters set forth in this current report and in the exhibits contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the risks and uncertainties associated with the registrant’s ability to complete the transaction described in this current report, including the risk that the registrant fails to satisfy any or all of the closing conditions, as well as other risks described from time to time in the registrant’s filings with the Securities and Exchange Commission (the “SEC”), including its annual report on Form 10-K for the year ended December 31, 2010 and subsequent filings. The forward-looking statements are based on current information that is likely to change and speaks only as of the date hereof.

Item 3.02 Unregistered Sales of Equity Securities.

The information required by this Item 3.02. is set forth in Item 7.01., which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 8, 2012, Harvest Natural Resources, Inc. (“HNR”) entered into exchange agreements with certain existing noteholders of its 8.25% senior convertible notes pursuant to which such noteholders agreed to exchange $15,984,000 principal amount of the notes for 2,875,357 shares of common stock, resulting in an effective exchange price of $5.56. In addition, in lieu of cash, HNR agreed to issue to the noteholders 161,603 shares of common stock at $8.16 per share in exchange for foregoing a one year interest make-whole of $1,318,680. After giving effect to the exchange, approximately $15,550,000 principal amount of the notes remain outstanding. The exchange is expected to close on March 14, 2012.

The common stock was offered to accredited investors pursuant to Regulation D under the Securities Act of 1933, as amended. None of such common stock has been registered under the Securities Act, or under state securities laws and, unless so registered, may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from, or in a transaction not subject to the registration requirements of, the Securities Act and applicable state securities laws. This current report does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall it constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. The exchange agreement includes representations, warranties, and covenants customary for a transaction of this type.

Item 8.01. Other Events.

On March 9, 2012, HNR issued a press release announcing that it had entered into the exchange agreements. A copy of this press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated March 9, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVEST NATURAL RESOURCES, INC.

Dated: March 9, 2012	By:	/s/ Stephen C. Haynes
	Name:	Stephen C. Haynes
	Title:	Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated March 9, 2012.